DEED OF ASSIGNMENT PURSUANT TO A PRIVATE-PUBLIC PARTNERSHIP

GOUVERNORAT DE L'ÎLE AUTONOME DE LA GRANDE COMORE
&
BIOCRUDE TECHNOLOGIES, INC.

Document Owner:	BioCrude Technologies, Inc.
Effective Date:	02-12-2016

Version

Version	Date	Description	Author
1.0	02-12-2016	Deed of Assignment pursuant to a Private-Public Partnership	Mr. John MOUKAS

Approval

(By signing below, all Approvers agree to all terms and conditions outlined in this Agreement)

Approvers	Name	Signed	Approval Date
BioCrude Technologies Inc.	Mr. John MOUKAS	[signature]	02-12-2016
Gouvernorat de l'Île Autonome de la Grande Comore	The Honourable HASSANI Hamadi	[signature]	09/12/16
Commissariat à l'Environnement, à l'Urbanisme, au Développement Durable et à l'Énergie, à l'Emploi, à l'Entreprenariat et à la Solidarité	Mr. Mohamed Abdou MLANAO	[signature]	09/12/2016
Commissariat à la Sécurité intérieure, à la Fonction Publique, à l'Administration des Collectivités Territoriales Décentralisées, à la Réforme Administrative, chargé de l'Information	Ms. Maissara Adam MONDOHA	[signature]	09/12/2016
Commissariat aux Finances, au Budget, à l'Économie, au Commerce Intérieur, à l'Industrie, au Plan, chargé de la promotion des Investissements	Mr. Said Ahamada YOUSSOUF	[signature]	09.12.2016

Nota Bene:

This information is Strictly Confidential. The contents are not to be reproduced or distributed to any party without the expressed written permission of BioCrude Technologies, Inc.

<u>SIGNED, SEALED AND DELIVERED BY</u>: FIRST PARTY (ASSIGNOR)

<u>FOR THE GOVERNORATE OF THE AUTONOMOUS ISLAND OF GRANDE COMORE, UNION OF THE COMOROS</u>

GOUVERNORAT DE L'ÎLE AUTONOME DE LA GRANDE COMORE

16 The Honourable HASSANI Hamadi, Governor

Signature: ______________________________

Date: 09 / 12 / 2016

COMMISSARIAT À L'ENVIRONNEMENT, À L'URBANISME, AU DÉVELOPPEMENT DURABLE ET À L'ENERGIE, À L'EMPLOI, À L'ENTREPREUNARIAT ET À LA SOLIDARITÉ

Mr. Mohamed Abdou MLANAO, Commissioner

Signature: ______________________________

Date: 09 / 12 / 2016

COMMISSARIAT A LA SECURITE INTERIEURE, A LA FONCTION PUBLIQUE, A L'ADMINISTRATION DES COLLECTIVITES TERRITORIALES DECENTRALISEES, A LA REFORME ADMINISTRATIVE, CHARGE DE L'INFORMATION

Ms. Maissara Adam MONDOHA, Commissioner

17

Signature: ______________________

Date: 09 / 12 / 2016

COMMISSARIAT AUX FINANCES, AU BUDGET, A L'ECONOMIE, AU COMMERCE INTERIEUR, A L'INDUSTRIE, AU PLAN, CHARGE DE LA PROMOTION DES INVESTISSMENTS

Mr. Said Ahamada YOUSSOUF, Commissioner

Signature: ______________________

Date: 09 / 12 / 2016

<u>SIGNED, SEALED AND DELIVERED BY</u>: SECOND PARTY (ASSIGNEE)

FOR BIOCRUDE TECHNOLOGIES, INC

Mr. John MOUKAS, Chairman/CEO.

Signature: ______________________

Date: 02 / 12 / 2016